UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9100 South Dadeland Blvd., Suite 1100, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on August 10, 2025, International Money Express, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, The Western Union Company, a Delaware corporation (“Western Union”), and Ivey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Western Union (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Western Union.

Among other things, the consummation of the Merger is conditioned upon the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m. Eastern Time on October 6, 2025, the waiting period under the HSR Act with respect to the Merger expired. The transaction is expected to close in mid-2026 subject to obtaining other regulatory approvals, the approval by the Company’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

On October 7, 2025, the Company and Western Union issued a joint press release announcing the expiration of the waiting period under the HSR Act. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by The Western Union Company and International Money Express, Inc. on October 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This communication relates to a proposed acquisition (the “Transaction”) of International Money Express, Inc. (“Intermex”) by The Western Union Company (“Western Union”).

In connection with the Transaction, Intermex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Intermex stockholders. Intermex may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement or any other document which Intermex may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed with the SEC or will be filed with the SEC by Intermex (when they become available) through the website maintained by the SEC at http://www.sec.gov or from Intermex at its website, www.intermexonline.com.

Participants in the Solicitation

Intermex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Intermex in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Intermex and other persons who may be deemed to be participants in the solicitation of stockholders of Intermex in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Additional information about Intermex, the directors and executive officers of Intermex and their ownership of Intermex common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025, and its definitive proxy statement, as amended, as filed with the SEC on May 12, 2025, and other documents subsequently filed by Intermex with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Intermex securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Transaction when it is filed with the SEC.

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated in this communication are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” “expects,” “intends,” “might,”, “assumes,” “estimates,” “approximately,” “shall,” “our planning assumptions,” “future outlook,” “currently,” “target,” “guidance,” and similar and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These factors and circumstances include, but are not limited to factors relating to the proposed acquisition of Intermex by Western Union, including: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to our business after the completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, which may require us to pay a termination fee or other expenses; (iv) potential significant transaction costs associated with the proposed transaction, and the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) continued availability of capital and other changes in capital markets; (vi) potential litigation or regulatory actions relating to the proposed transaction, which could result in significant costs of defense, indemnification, and liability; (vii) the risk that disruptions from the proposed transaction, such as diverting management’s attention from our ongoing business operations and relationships, may harm our business, including current plans and operations; (viii) the effect of the announcement, pendency or completion of the proposed transaction on our ability to retain and hire key personnel; (ix) our ability to maintain relationships with customers, suppliers, governments, regulators and others with whom we do business, or our operating results or business generally; (x) potential adverse business uncertainty resulting from restrictions imposed by the Merger Agreement during the pendency of the proposed transaction that may impact our ability to pursue certain business opportunities or strategic transactions; and (xi) the risks and uncertainties pertaining to Intermex’s business, including those set forth in Intermex’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Intermex with the SEC. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this communication are made as of the date of this communication, and Intermex disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: October 7, 2025	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer